EXHIBIT 10.22

              CONSOLIDATED FREIGHTWAYS CORPORATION
                MANAGEMENT CHANGE-OF-CONTROL PLAN


                          INTRODUCTION

     The Consolidated Freightways Corporation Management Change-of-Control Plan (the "Plan") is hereby adopted by the Board of Directors (the "Board") of Consolidated Freightways Corporation, a Delaware corporation (the "Company"), effective as of December 8, 1998. The Plan is intended to provide members of management who are Participants in the Plan with the benefits specified herein in the event of a Change of Control.

     Certain capitalized terms used in the Plan are defined in
Article 10.

                            ARTICLE 1

                    ESTABLISHMENT OF THE PLAN

     1.1   Establishment  of  Plan.   As  of  the  date  of  this
Agreement, the Company hereby establishes a plan to be known as the "Management Change-of-Control Plan" (the "Plan"), which shall contain the terms and conditions set forth herein.

     1.2 Applicability of Plan. The benefits provided by the Plan shall be available to all Participants, unless otherwise specifically provided.

                            ARTICLE 2

                           ELIGIBILITY

     2.1 Participation. All corporate officers of the Company, Consolidated Freightways Corporation of Delaware and the President of Canadian Freightways Limited, as of the date hereof will be Participants in the Plan. The Board of Directors or the Compensation Committee of the Board, who have executed a copy of this Plan, (the "Compensation Committee") may, in its sole discretion, designate additional members of management or employees of the Company or any other corporation or entity that directly or indirectly controls, is controlled by, or is under common control with the Company (an "Affiliate") to be
Participants   in  the  Plan  and,  subject  to  the   terms   of
Section 2.2, may decide that members of management or employees who have been designated as Participants in the Plan shall no longer be Participants. Notwithstanding any of the foregoing provisions of this Section 2.1 or elsewhere in the Plan to the contrary, no person otherwise eligible shall be a Participant if such person has entered into an employment agreement with the Company or an Affiliate of the Company which expressly provides for severance benefits in the event of the termination of such person's employment relationship with the Company or its Affiliate, as appropriate.

     2.2 Duration of Participation. A Participant shall cease to be a Participant in the Plan upon a determination thereof by the Board or the Compensation Committee; provided, however, that in no event shall any such determination impair a Participant's rights under this Plan with respect to benefits that have accrued at or prior to such determination. Without limiting the foregoing, if a Participant is then entitled to payment of benefits under the Plan as a result of a Change of Control that occurred at or prior to the time of such determination, such Participant shall remain a Participant in the Plan until the full amount of such benefits has been paid to such Participant. In no event shall any Participant be entitled to benefits pursuant to this Plan with respect to a Change of Control that occurs after the termination of such Participant's employment with the Company, for any reason or for no reason, and nothing in this Plan shall alter the status of each Participant as an at-will employee of the Company.

                            ARTICLE 3

                       SEVERANCE BENEFITS

     3.1 Right to Severance Benefits. If the Change of Control is consummated while the Plan remains in effect, and a
Participant is either (i) terminated by the Company or an Affiliate of the Company employing such Participant without Cause or (ii) voluntarily terminates such employment with Good Reason, such Participant shall be entitled to receive Severance Benefits from the Company as set forth in Section 3.2; provided, however, that the Participant's termination of employment occurs either at the time of or not more than twenty four (24) months after a Change of Control.

     3.2   Determination  of  Severance Benefits.   If,  after  a
Change  of  Control,  any  Participant has  a  right  to  receive
Severance  Benefits  pursuant  to Section  3.1  above,  Severance
Benefits shall be determined as follows:

          (a) Such Participant will receive as a lump sum cash payment the equivalent of one (1) times Base Salary and his or her Target Bonus. Such Participant shall also receive an additional one (1) year's age and service credit under the
Company's   defined   benefit  pension  plan   and   supplemental
retirement plan as if Participant had continued to perform services for such period with the same amount of Base Salary and Target Bonus.

          (b) The Company shall pay the premiums for the terminated Participant and for the eligible spouse and other COBRA qualified beneficiaries of the terminated Participant for the health insurance continuation benefits provided under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, ("COBRA"), and Section 4980B of the Internal Revenue Code of 1986, as amended (the "Code"), for the maximum period provided by law for such qualified beneficiary's COBRA continuation rights, but in any event not to exceed one (1) year from the date of Participant's termination of employment.

     3.3   Time  of  Severance  Payment.   The  portions  of  the
Severance Benefits payable in cash shall be paid by the Company in lump sum in cash not later than thirty (30) days following the Date of Termination (as defined in Section 3.7).

     3.4 No Mitigation. The Participant shall not be required to mitigate the amount of the Severance Benefits by seeking other employment or otherwise, and any amount earned by the Participant as the result of employment by another employer after the Date of Termination shall not reduce the Severance Benefits.

     3.5   Withholding.   The Company shall withhold  appropriate
federal, state, local and foreign income and employment taxes from any payments hereunder.

     3.6 Notice of Termination. Any termination by the Company or its Affiliate for Cause or by the Company for termination of the Plan or by the Participant for Good Reason shall be communicated by Notice of Termination to the other party hereto given by hand delivery or by registered or certified mail, return receipt requested, postage prepaid, if to the Participant, to the Participant at the Participant's address as set forth in the Company's records, and, if to the Company, to Consolidated
Freightways Corporation, 175 Linfield Drive, Menlo Park, CA 94025, or to such other address as may be designated by the Company. Any notices given pursuant to this Section 3.6 shall be effective on the earlier of the date on which such notice is actually received by the addressee or the date that is three days after such notice is sent by the addressor. For purposes of the Plan, a "Notice of Termination" means a written notice which (i) indicates the provisions in the Plan that are affected by such termination and (ii) if the Date of Termination, as defined below, is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than fifteen (15) days after the giving of such notice). The failure by the Company or the Participant to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Cause or of Good Reason shall not waive any right of the Company or of the Participant, respectively, hereunder or preclude the Company or the Participant, respectively, from asserting such fact or circumstance in enforcing its or his/her rights hereunder.

     3.7 Date of Termination. "Date of Termination" means the date of receipt of the Notice of Termination or any later date specified therein, as the case may be; provided, however, that if the Participant's employment is terminated by the Company or its Affiliate other than for Cause, the Date of Termination shall be the date on which the Company notifies the Participant of such termination or such later date specified by the Company.

     3.8 Certain Reduction of Payments. In the event that any distribution received or to be received by a Participant pursuant to the Plan ("Distribution") would (i) constitute a "parachute payment" within the meaning of Section 280G of the Code and (ii) be subject to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), then such Distribution shall be reduced to the largest amount which would result in no portion of the Distribution being subject to the Excise Tax or such Distribution may be paid in full, whichever produces the better after-tax result for the Participant. Necessary calculations will be prepared by a mutually acceptable accounting firm, paid in full by the Company.

As a condition of receiving benefits under this Agreement, Participant may not directly solicit employees or full-time consultants of the Company to leave during his/her employment with the Company or for a period of two years from termination of employment. Participant shall also waive any known or unknown claim against the Company and its Affiliates, including, if applicable, any acquiring corporation, other than those arising under the Agreement. Participant shall sign an appropriate release if so requested.



                            ARTICLE 4

                  PAYMENTS TO AND FROM THE PLAN

     The cash benefits under the Plan shall be paid from the general funds of the Company (by certified or official bank check or wire transfer of immediately available funds to an account designated by the applicable Participant), and the Participants shall be no more than unsecured general creditors of the Company.

                            ARTICLE 5

             OTHER RIGHTS AND BENEFITS NOT AFFECTED

     5.1 Nonexclusivity. Nothing in the Plan shall prevent or limit any Participant's continuing or future participation in any benefit, bonus, incentive or other plans, programs, policies or practices provided by the Company or its affiliates and for which a Participant may otherwise qualify, nor shall anything herein limit or otherwise affect such rights as any Participant may have under any stock option or other agreements with the Company. Except as otherwise expressly provided herein, amounts which are vested benefits or which a Participant is otherwise entitled to receive under any plan, policy, practice or program of the Company at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program. Provided, however, Participant shall be entitled within thirty (30) days of the Date of Termination to be paid a pro-rata portion of Participant's Target Bonus based upon performance of the Company and/or an Affiliate and/or as otherwise provided in the annual bonus plan against the plan objectives.

     5.2 Employment Status. The Plan does not constitute a contract of employment or impose on any Participant, the Company or any of the Company's affiliates any obligation to retain any Participant as an employee, to change the status of the Participant's employment, or to change the Company's or affiliate's policies regarding termination of employment. In no event shall any Participant be entitled to benefits pursuant to this Plan with respect to a Change of Control that occurs after the termination of such Participant's employment with the Company, for any reason or for no reason, and nothing in this Plan shall alter the status of each Participant as an at-will employee of the Company.

                            ARTICLE 6

                      SUCCESSOR TO COMPANY

     The Plan shall be binding upon any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Company and any parent company, and any such successor or assignee and parent company, if any, shall be required to perform the Company's obligations under the Plan, in the same manner and to the same extent that the Company would be required to perform if no such succession or assignment had taken place. In such event, the term "Company," as used in the Plan, shall mean the Company, and any successor or assignee to the business or assets and any parent company, which by reason hereof becomes bound by the terms of the Plan.

                            ARTICLE 7

       AMENDMENT AND TERMINATION; ADMINISTRATIVE AUTHORITY

     7.1 Amendment or Termination. The Board may amend or terminate this Plan at any time. Notwithstanding the foregoing, the Plan shall not terminate, expire or be adversely amended with respect to any Participant who becomes entitled to benefits hereunder until such Participant has received such payments or other rights in full, nor shall the Plan be terminated or adversely amended with respect to any Participant without the written consent of such Participant at any time during the twenty four (24) month period commencing with the occurrence of a Change of Control.

     7.2 Administrative Authority. The Company shall have the responsibility and authority to establish rules, forms and procedures for the administration of the Plan, and to construe and interpret the Plan and to decide any and all questions of fact, interpretation, definition, computation or administration arising in connection with the operation of the Plan, including, but not limited to, the eligibility to participate in the Plan and amount of benefits paid under the Plan.

     ARTICLE 8


                    NON-TRANSFER OF BENEFITS

     No benefit hereunder shall be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to do so shall be void.

                            ARTICLE 9

               LEGAL CONSTRUCTION AND ARBITRATION

     9.1   Applicable  Law.   This Plan  shall  be  construed  in
accordance with the laws of the State of California without regard to the conflict of laws provisions thereof.

     9.2 Arbitration. Any and all disputes or controversies, whether of law or fact of any nature whatsoever, arising from or respecting the application of the Plan to any Participant shall be decided by arbitration by the American Arbitration Association in accordance with the rules and regulations of that Association, or by any other arbitration body mutually agreed upon by the parties. Pre-arbitration discovery shall be permitted at the request of either party to a dispute under appropriate protection for proprietary and confidential business information.

     The arbitrators shall be selected as follows: the Company and the Participant who is a party to the dispute shall each select one independent, qualified arbitrator and the two arbitrators so selected shall select the third arbitrator. The Company reserves the right to disqualify any individual arbitrator who shall be employed by or affiliated with a competing organization. The Company will pay all of the costs of any arbitrator hired to resolve a dispute as determined by the American Arbitration Association.

     Arbitration shall take place in San Mateo County, California, or any other location mutually agreeable to the parties. At the request of either party, arbitration proceedings will be conducted in the utmost secrecy and, in such case, all documents, testimony and records shall be received, heard and maintained by the arbitrators in secrecy under seal, available for inspection only by the parties to the arbitration, their respective attorneys, and their respective expert consultants or witnesses who shall agree, in advance and in writing, to receive all such information confidentially and to maintain such information in secrecy, and make no use of such information except for the purposes of the arbitration, until such information shall become generally known.

     The arbitrators, who shall act by majority vote, shall be able to decree any and all relief of an equitable nature, including but not limited to such relief as a temporary restraining order, a temporary injunction, or a permanent injunction, and shall also be able to award damages, with or without an accounting and costs. The decree or judgment of an award rendered by the arbitrators may be entered and enforced in any court having jurisdiction over the parties.

     Reasonable notice of the time and place of arbitration shall be given to persons other than the parties, if such notice is required by law, in which case such persons or their authorized representatives shall have the right to attend or participate in the arbitration hearing in such manner as the law shall require.

     If any action is necessary to enforce or interpret the application of the Plan to a Participant, then that Participant shall be entitled to reasonable attorneys fees, costs, and necessary disbursements in addition to any other relief to which that Participant may be entitled, if any, under all circumstances regardless of the outcome of the action.

                           ARTICLE 10

                           DEFINITIONS

     For purposes of the Plan, the following terms shall have the meanings set forth below.

     10.1 "Base Salary" means the greater of the Participant's base salary on the date hereof, or on the date of the Change-of-
Control.  In no event may Base Salary be reduced.

     10.2  "Cause" means the occurrence of any of the  following:
(a) any intentional action or intentional failure to act by Participant which was performed in bad faith and to the material detriment of the Company; (b) Participant intentionally refuses or intentionally fails to act in accordance with any lawful and proper direction or order of the Board; (c) Participant willfully and habitually neglects the duties of employment; or (d) Participant is convicted of a felony crime involving fraud or an act of dishonesty against the Company, provided that in the event that any of the foregoing events is capable of being cured, the Company shall provide written notice to Participant describing the nature of such event and Participant shall thereafter have ten (10) business days to cure such event.

     10.3 "Change-of-Control" means any one of the following:

          (a) The Company is merged, or consolidated, or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than 50% of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of voting securities of the Company immediately prior to such transaction;

          (b) The Company sells at least fifty percent (50%) of its assets in a twelve (12) month period to any other corporation or other legal person and thereafter, less than 50% of the combined voting power of the then-outstanding voting securities of the acquiring or consolidated entity are held in the aggregate by the holders of voting securities of the Company immediately prior to such sale;

          (c) There is a report filed after the date of this Agreement on Schedule 13D or Schedule 14 D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) representing 25% or more of the combined voting power of the then-outstanding voting securities of the Company;

          (d) The Company shall file a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to item 1 of Form 8-X thereunder or Item 5(f) of Schedule 14A thereunder (or any successor schedule, form or report or item therein) that the change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction;

          (e) During any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof unless the election or the nomination for election by the Company's shareholders of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of such period (an "Incumbent Director"), and any director so approved shall be treated as an Incumbent Director in the future; or

          (f)  the liquidation or dissolution of the Company.

     10.4  "Company" means Consolidated Freightways  Corporation,
Consolidated  Freightways  Corporation  of  Delaware,   and   any
successor as provided in Article 6 hereof.

     10.5  "Date  of Termination" has the meaning  set  forth  in
Section 3.7.

     10.6 "Effective Date" shall mean December 8, 1998.

     10.7 "Good Reason" means any action taken by the Company or its successor, as the case may be, that results in a
(i) reduction of Participant's Base Salary and/or Target Bonus opportunity as in effect immediately prior to the Effective Date of the Plan or in effect immediately prior to the occurrence of a Change of Control, whichever is greater, (ii) failure to provide a package of welfare benefit plans, pension benefit plans, and fringe benefits for employees of the Company and its Affiliates and to other officers of the Company and its Affiliates (other than senior executive officers) which, taken as a whole, provides substantially similar benefits to those in which the Participant is entitled to participate immediately prior to the Commencement Date of this Agreement or that in effect prior to the occurrence of a Change-of-Control, whichever is greater, or any action by the Company which would materially adversely affect Participant's participation or materially reduce Participant's benefits under any of such plans, (iii) change in Participant's responsibilities, authority, title (excluding the Corporate Secretary title), office, or reporting relationships resulting in diminution of position, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith which is remedied by the Company promptly after notice thereof is given by Participant, and excluding the reporting to the equivalent senior level executive at the Company or the parent company of the Company, (iv) request that Participant relocate to a worksite that is more than 15 miles from his or her prior worksite, unless Participant accepts such relocation opportunity, (v) material reduction in Participant's duties (excluding the Corporate Secretary function), (vi) failure or refusal of a successor to the Company or a parent company to assume the Company's obligations under this Agreement, as provided in Article 6,
(vii) material breach by the Company or any successor to the Company of any of the material provisions of this Agreement, or
(viii) failure to provide a package of welfare benefit plans, pension benefits, and fringe benefits for Participants made available to employees of the Company and its Affiliates and to other officers (other than senior executive officers) of the Company and its Affiliates. In the event of a Change of Control of the Company in which the Company shall become a division or subsidiary of a larger organization, references to the Participant's title with the Company shall be deemed to mean the equivalent position with such division or subsidiary for purposes of this Section 10.7, and shall not be deemed to be a Good Reason under this Section 10.7.

     10.8   "Notice of Termination" has the meaning set forth  in
Section 3.6.

     10.9 "Participant" shall mean an employee who has been designated as a Participant as provided in Section 2.1, and signed a copy of the Plan.

     10.10     "Plan" has the meaning set forth in Section 1.1.

     10.11     "Severance Benefits" has the meaning set forth  in
Section 3.2.

     10.12 "Target Bonus" shall mean the amount of the annual cash bonus which the Participant has an opportunity to earn under the terms of the Company's annual cash incentive bonus plan if the Company achieves but does not exceed all of the performance objectives designated under such incentive bonus plan, but not less than 35% of Base Salary.

                           ARTICLE 11

                          MISCELLANEOUS

     11.1 Severability. If any term, provision, covenant or restriction of the Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of the Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     11.2 Construction of Plan. Any gender, where appearing in the Plan, shall be deemed to include the other gender, the singular shall include the plural, and the plural shall include the singular, unless the context otherwise requires. Descriptive headings of the several Articles of the Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. In the event of a conflict between the text of the Plan and any summary, description or other information regarding the Plan, the text of the Plan shall control.

                           ARTICLE 12

                  CLAIMS, INQUIRIES AND APPEALS

     12.1 Applications for Benefits and Inquiries. Any application for benefits, inquiries about the Plan or inquiries about present or future rights under the Plan must be submitted to the Plan Administrator in writing. The Company, or any successor, shall at all times maintain a Plan Administrator, and shall give each Participant written notice of any change in the Plan Administrator or the address to which benefits or inquiries should be sent. The Plan Administrator is:

                    Consolidated Freightways Corporation
                    Attention: General Counsel
                    175 Linfield Drive
                    Menlo Park, CA  94025

     12.2 Denial of Claims. In the event that any application for benefits is denied in whole or in part, the Plan Administrator must notify the applicant, in writing, of the denial of the application. The written notice of denial will be set forth in a manner designed to be understood by the Participant, and will include specific reasons for the denial, specific references to the Plan provision upon which the denial is based and a description of any information or material that the Plan Administrator needs to complete the review. This written notice will be given to the employee within 20 days after the Plan Administrator receives the application.

     12.3 Legal Action. No legal action for benefits under the Plan may be brought until the claimant (i) has submitted a written application for benefits in accordance with the procedures described by Section 12.1 above and (ii) has been notified by the Plan Administrator that the application is denied (or the application is deemed denied due to the Plan Administrator's failure to act on it within the established time period). The Company will reimburse Participant for all reasonable attorney's fees and costs associated with bringing any action to enforce their rights hereunder, regardless of the outcome of such proceeding, provided that the arbitrator or court does not find the claims was brought in bad faith.



                           ARTICLE 13

                     OTHER PLAN INFORMATION

     13.1 Employer and Plan Identification Numbers.  The Employer
Identification Number assigned to the Company (which is the "Plan
Sponsor"  as that term is used in ERISA) by the Internal  Revenue
Service is 77-0425334.

     13.2 Ending Date for Plan's Fiscal Year. The date of the end of the fiscal year for the purpose of maintaining the Plan's records is December 31.

     13.3 Agent for the Service of Legal Process. The agent for the service of legal process with respect to the Plan is:
Consolidated Freightways Corporation, 175 Linfield Drive, Menlo Park, CA 94025, Attn: General Counsel. Service of legal process also may be made upon the Plan Administrator.

     13.4 Plan Sponsor and Administrator. The "Plan Sponsor" and the "Plan Administrator" of the Plan is Consolidated Freightways Corporation, 175 Linfield Drive, Menlo Park, CA 94025. The Plan Sponsor's and Plan Administrator's telephone number is (650) 326-1700. The Plan Administrator is the named fiduciary charged with the responsibility for administering the Plan.

                           ARTICLE 14

                            EXECUTION

     This Management Change of Control Plan is executed by a duly authorized officer of the Company as of the 8th day of December, 1998.


                                Consolidated Freightways
                                Corporation




                                By:/s/Stephen D. Richards

                                Name:   Stephen D. Richards
                                Title:  Senior Vice President &
                                         General Counsel







              CONSOLIDATED FREIGHTWAYS CORPORATION
                MANAGEMENT CHANGE-OF-CONTROL PLAN


                          INTRODUCTION

     The Consolidated Freightways Corporation Management Change-of-Control Plan (the "Plan") is hereby adopted by the Board of Directors (the "Board") of Consolidated Freightways Corporation, a Delaware corporation (the "Company"), effective as of December 8, 1998. The Plan is intended to provide members of management who are Participants in the Plan with the benefits specified herein in the event of a Change of Control.

     Certain capitalized terms used in the Plan are defined in
Article 10.

                            ARTICLE 1

                    ESTABLISHMENT OF THE PLAN

     1.1   Establishment  of  Plan.   As  of  the  date  of  this
Agreement, the Company hereby establishes a plan to be known as the "Management Change-of-Control Plan" (the "Plan"), which shall contain the terms and conditions set forth herein.

     1.2 Applicability of Plan. The benefits provided by the Plan shall be available to all Participants, unless otherwise specifically provided.

                            ARTICLE 2

                           ELIGIBILITY

     2.1 Participation. All corporate officers of the Company, Consolidated Freightways Corporation of Delaware and the President of Canadian Freightways Limited, as of the date hereof will be Participants in the Plan. The Board of Directors or the Compensation Committee of the Board, who have executed a copy of this Plan, (the "Compensation Committee") may, in its sole discretion, designate additional members of management or employees of the Company or any other corporation or entity that directly or indirectly controls, is controlled by, or is under common control with the Company (an "Affiliate") to be
Participants   in  the  Plan  and,  subject  to  the   terms   of
Section 2.2, may decide that members of management or employees who have been designated as Participants in the Plan shall no longer be Participants. Notwithstanding any of the foregoing provisions of this Section 2.1 or elsewhere in the Plan to the contrary, no person otherwise eligible shall be a Participant if such person has entered into an employment agreement with the Company or an Affiliate of the Company which expressly provides for severance benefits in the event of the termination of such person's employment relationship with the Company or its Affiliate, as appropriate.

     2.2 Duration of Participation. A Participant shall cease to be a Participant in the Plan upon a determination thereof by the Board or the Compensation Committee; provided, however, that in no event shall any such determination impair a Participant's rights under this Plan with respect to benefits that have accrued at or prior to such determination. Without limiting the foregoing, if a Participant is then entitled to payment of benefits under the Plan as a result of a Change of Control that occurred at or prior to the time of such determination, such Participant shall remain a Participant in the Plan until the full amount of such benefits has been paid to such Participant. In no event shall any Participant be entitled to benefits pursuant to this Plan with respect to a Change of Control that occurs after the termination of such Participant's employment with the Company, for any reason or for no reason, and nothing in this Plan shall alter the status of each Participant as an at-will employee of the Company.

                            ARTICLE 3

                       SEVERANCE BENEFITS

     3.1 Right to Severance Benefits. If the Change of Control is consummated while the Plan remains in effect, and a
Participant is either (i) terminated by the Company or an Affiliate of the Company employing such Participant without Cause or (ii) voluntarily terminates such employment with Good Reason, such Participant shall be entitled to receive Severance Benefits from the Company as set forth in Section 3.2; provided, however, that the Participant's termination of employment occurs either at the time of or not more than twenty four (24) months after a Change of Control.

     3.2   Determination  of  Severance Benefits.   If,  after  a
Change  of  Control,  any  Participant has  a  right  to  receive
Severance  Benefits  pursuant  to Section  3.1  above,  Severance
Benefits shall be determined as follows:

          (a) Such Participant will receive as a lump sum cash payment the equivalent of one (1) times Base Salary and his or her Target Bonus. Such Participant shall also receive an additional one (1) year's age and service credit under the
Company's   defined   benefit  pension  plan   and   supplemental
retirement plan as if Participant had continued to perform services for such period with the same amount of Base Salary and Target Bonus.

          (b) The Company shall pay the premiums for the terminated Participant and for the eligible spouse and other COBRA qualified beneficiaries of the terminated Participant for the health insurance continuation benefits provided under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, ("COBRA"), and Section 4980B of the Internal Revenue Code of 1986, as amended (the "Code"), for the maximum period provided by law for such qualified beneficiary's COBRA continuation rights, but in any event not to exceed one (1) year from the date of Participant's termination of employment.

     3.3   Time  of  Severance  Payment.   The  portions  of  the
Severance Benefits payable in cash shall be paid by the Company in lump sum in cash not later than thirty (30) days following the Date of Termination (as defined in Section 3.7).

     3.4 No Mitigation. The Participant shall not be required to mitigate the amount of the Severance Benefits by seeking other employment or otherwise, and any amount earned by the Participant as the result of employment by another employer after the Date of Termination shall not reduce the Severance Benefits.

     3.5   Withholding.   The Company shall withhold  appropriate
federal, state, local and foreign income and employment taxes from any payments hereunder.

     3.6 Notice of Termination. Any termination by the Company or its Affiliate for Cause or by the Company for termination of the Plan or by the Participant for Good Reason shall be communicated by Notice of Termination to the other party hereto given by hand delivery or by registered or certified mail, return receipt requested, postage prepaid, if to the Participant, to the Participant at the Participant's address as set forth in the Company's records, and, if to the Company, to Consolidated
Freightways Corporation, 175 Linfield Drive, Menlo Park, CA 94025, or to such other address as may be designated by the Company. Any notices given pursuant to this Section 3.6 shall be effective on the earlier of the date on which such notice is actually received by the addressee or the date that is three days after such notice is sent by the addressor. For purposes of the Plan, a "Notice of Termination" means a written notice which (i) indicates the provisions in the Plan that are affected by such termination and (ii) if the Date of Termination, as defined below, is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than fifteen (15) days after the giving of such notice). The failure by the Company or the Participant to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Cause or of Good Reason shall not waive any right of the Company or of the Participant, respectively, hereunder or preclude the Company or the Participant, respectively, from asserting such fact or circumstance in enforcing its or his/her rights hereunder.

     3.7 Date of Termination. "Date of Termination" means the date of receipt of the Notice of Termination or any later date specified therein, as the case may be; provided, however, that if the Participant's employment is terminated by the Company or its Affiliate other than for Cause, the Date of Termination shall be the date on which the Company notifies the Participant of such termination or such later date specified by the Company.

     3.8 Certain Reduction of Payments. In the event that any distribution received or to be received by a Participant pursuant to the Plan ("Distribution") would (i) constitute a "parachute payment" within the meaning of Section 280G of the Code and (ii) be subject to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), then such Distribution shall be reduced to the largest amount which would result in no portion of the Distribution being subject to the Excise Tax or such Distribution may be paid in full, whichever produces the better after-tax result for the Participant. Necessary calculations will be prepared by a mutually acceptable accounting firm, paid in full by the Company.

As a condition of receiving benefits under this Agreement, Participant may not directly solicit employees or full-time consultants of the Company to leave during his/her employment with the Company or for a period of two years from termination of employment. Participant shall also waive any known or unknown claim against the Company and its Affiliates, including, if applicable, any acquiring corporation, other than those arising under the Agreement. Participant shall sign an appropriate release if so requested.



                            ARTICLE 4

                  PAYMENTS TO AND FROM THE PLAN

     The cash benefits under the Plan shall be paid from the general funds of the Company (by certified or official bank check or wire transfer of immediately available funds to an account designated by the applicable Participant), and the Participants shall be no more than unsecured general creditors of the Company.

                            ARTICLE 5

             OTHER RIGHTS AND BENEFITS NOT AFFECTED

     5.1 Nonexclusivity. Nothing in the Plan shall prevent or limit any Participant's continuing or future participation in any benefit, bonus, incentive or other plans, programs, policies or practices provided by the Company or its affiliates and for which a Participant may otherwise qualify, nor shall anything herein limit or otherwise affect such rights as any Participant may have under any stock option or other agreements with the Company. Except as otherwise expressly provided herein, amounts which are vested benefits or which a Participant is otherwise entitled to receive under any plan, policy, practice or program of the Company at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program. Provided, however, Participant shall be entitled within thirty (30) days of the Date of Termination to be paid a pro-rata portion of Participant's Target Bonus based upon performance of the Company and/or an Affiliate and/or as otherwise provided in the annual bonus plan against the plan objectives.

     5.2 Employment Status. The Plan does not constitute a contract of employment or impose on any Participant, the Company or any of the Company's affiliates any obligation to retain any Participant as an employee, to change the status of the Participant's employment, or to change the Company's or affiliate's policies regarding termination of employment. In no event shall any Participant be entitled to benefits pursuant to this Plan with respect to a Change of Control that occurs after the termination of such Participant's employment with the Company, for any reason or for no reason, and nothing in this Plan shall alter the status of each Participant as an at-will employee of the Company.

                            ARTICLE 6

                      SUCCESSOR TO COMPANY

     The Plan shall be binding upon any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Company and any parent company, and any such successor or assignee and parent company, if any, shall be required to perform the Company's obligations under the Plan, in the same manner and to the same extent that the Company would be required to perform if no such succession or assignment had taken place. In such event, the term "Company," as used in the Plan, shall mean the Company, and any successor or assignee to the business or assets and any parent company, which by reason hereof becomes bound by the terms of the Plan.

                            ARTICLE 7

       AMENDMENT AND TERMINATION; ADMINISTRATIVE AUTHORITY

     7.1 Amendment or Termination. The Board may amend or terminate this Plan at any time. Notwithstanding the foregoing, the Plan shall not terminate, expire or be adversely amended with respect to any Participant who becomes entitled to benefits hereunder until such Participant has received such payments or other rights in full, nor shall the Plan be terminated or adversely amended with respect to any Participant without the written consent of such Participant at any time during the twenty four (24) month period commencing with the occurrence of a Change of Control.

     7.2 Administrative Authority. The Company shall have the responsibility and authority to establish rules, forms and procedures for the administration of the Plan, and to construe and interpret the Plan and to decide any and all questions of fact, interpretation, definition, computation or administration arising in connection with the operation of the Plan, including, but not limited to, the eligibility to participate in the Plan and amount of benefits paid under the Plan.

     ARTICLE 8


                    NON-TRANSFER OF BENEFITS

     No benefit hereunder shall be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to do so shall be void.

                            ARTICLE 9

               LEGAL CONSTRUCTION AND ARBITRATION

     9.1   Applicable  Law.   This Plan  shall  be  construed  in
accordance with the laws of the State of California without regard to the conflict of laws provisions thereof.

     9.2 Arbitration. Any and all disputes or controversies, whether of law or fact of any nature whatsoever, arising from or respecting the application of the Plan to any Participant shall be decided by arbitration by the American Arbitration Association in accordance with the rules and regulations of that Association, or by any other arbitration body mutually agreed upon by the parties. Pre-arbitration discovery shall be permitted at the request of either party to a dispute under appropriate protection for proprietary and confidential business information.

     The arbitrators shall be selected as follows: the Company and the Participant who is a party to the dispute shall each select one independent, qualified arbitrator and the two arbitrators so selected shall select the third arbitrator. The Company reserves the right to disqualify any individual arbitrator who shall be employed by or affiliated with a competing organization. The Company will pay all of the costs of any arbitrator hired to resolve a dispute as determined by the American Arbitration Association.

     Arbitration shall take place in San Mateo County, California, or any other location mutually agreeable to the parties. At the request of either party, arbitration proceedings will be conducted in the utmost secrecy and, in such case, all documents, testimony and records shall be received, heard and maintained by the arbitrators in secrecy under seal, available for inspection only by the parties to the arbitration, their respective attorneys, and their respective expert consultants or witnesses who shall agree, in advance and in writing, to receive all such information confidentially and to maintain such information in secrecy, and make no use of such information except for the purposes of the arbitration, until such information shall become generally known.

     The arbitrators, who shall act by majority vote, shall be able to decree any and all relief of an equitable nature, including but not limited to such relief as a temporary restraining order, a temporary injunction, or a permanent injunction, and shall also be able to award damages, with or without an accounting and costs. The decree or judgment of an award rendered by the arbitrators may be entered and enforced in any court having jurisdiction over the parties.

     Reasonable notice of the time and place of arbitration shall be given to persons other than the parties, if such notice is required by law, in which case such persons or their authorized representatives shall have the right to attend or participate in the arbitration hearing in such manner as the law shall require.

     If any action is necessary to enforce or interpret the application of the Plan to a Participant, then that Participant shall be entitled to reasonable attorneys fees, costs, and necessary disbursements in addition to any other relief to which that Participant may be entitled, if any, under all circumstances regardless of the outcome of the action.

                           ARTICLE 10

                           DEFINITIONS

     For purposes of the Plan, the following terms shall have the meanings set forth below.

     10.1 "Base Salary" means the greater of the Participant's base salary on the date hereof, or on the date of the Change-of-
Control.  In no event may Base Salary be reduced.

     10.2  "Cause" means the occurrence of any of the  following:
(a) any intentional action or intentional failure to act by Participant which was performed in bad faith and to the material detriment of the Company; (b) Participant intentionally refuses or intentionally fails to act in accordance with any lawful and proper direction or order of the Board; (c) Participant willfully and habitually neglects the duties of employment; or (d) Participant is convicted of a felony crime involving fraud or an act of dishonesty against the Company, provided that in the event that any of the foregoing events is capable of being cured, the Company shall provide written notice to Participant describing the nature of such event and Participant shall thereafter have ten (10) business days to cure such event.

     10.3 "Change-of-Control" means any one of the following:

          (a) The Company is merged, or consolidated, or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than 50% of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of voting securities of the Company immediately prior to such transaction;

          (b) The Company sells at least fifty percent (50%) of its assets in a twelve (12) month period to any other corporation or other legal person and thereafter, less than 50% of the combined voting power of the then-outstanding voting securities of the acquiring or consolidated entity are held in the aggregate by the holders of voting securities of the Company immediately prior to such sale;

          (c) There is a report filed after the date of this Agreement on Schedule 13D or Schedule 14 D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) representing 25% or more of the combined voting power of the then-outstanding voting securities of the Company;

          (d) The Company shall file a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to item 1 of Form 8-X thereunder or Item 5(f) of Schedule 14A thereunder (or any successor schedule, form or report or item therein) that the change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction;

          (e) During any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof unless the election or the nomination for election by the Company's shareholders of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of such period (an "Incumbent Director"), and any director so approved shall be treated as an Incumbent Director in the future; or

          (f)  the liquidation or dissolution of the Company.

     10.4  "Company" means Consolidated Freightways  Corporation,
Consolidated  Freightways  Corporation  of  Delaware,   and   any
successor as provided in Article 6 hereof.

     10.5  "Date  of Termination" has the meaning  set  forth  in
Section 3.7.

     10.6 "Effective Date" shall mean December 8, 1998.

     10.7 "Good Reason" means any action taken by the Company or its successor, as the case may be, that results in a
(i) reduction of Participant's Base Salary and/or Target Bonus opportunity as in effect immediately prior to the Effective Date of the Plan or in effect immediately prior to the occurrence of a Change of Control, whichever is greater, (ii) failure to provide a package of welfare benefit plans, pension benefit plans, and fringe benefits for employees of the Company and its Affiliates and to other officers of the Company and its Affiliates (other than senior executive officers) which, taken as a whole, provides substantially similar benefits to those in which the Participant is entitled to participate immediately prior to the Commencement Date of this Agreement or that in effect prior to the occurrence of a Change-of-Control, whichever is greater, or any action by the Company which would materially adversely affect Participant's participation or materially reduce Participant's benefits under any of such plans, (iii) change in Participant's responsibilities, authority, title (excluding the Corporate Secretary title), office, or reporting relationships resulting in diminution of position, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith which is remedied by the Company promptly after notice thereof is given by Participant, and excluding the reporting to the equivalent senior level executive at the Company or the parent company of the Company, (iv) request that Participant relocate to a worksite that is more than 15 miles from his or her prior worksite, unless Participant accepts such relocation opportunity, (v) material reduction in Participant's duties (excluding the Corporate Secretary function), (vi) failure or refusal of a successor to the Company or a parent company to assume the Company's obligations under this Agreement, as provided in Article 6,
(vii) material breach by the Company or any successor to the Company of any of the material provisions of this Agreement, or
(viii) failure to provide a package of welfare benefit plans, pension benefits, and fringe benefits for Participants made available to employees of the Company and its Affiliates and to other officers (other than senior executive officers) of the Company and its Affiliates. In the event of a Change of Control of the Company in which the Company shall become a division or subsidiary of a larger organization, references to the Participant's title with the Company shall be deemed to mean the equivalent position with such division or subsidiary for purposes of this Section 10.7, and shall not be deemed to be a Good Reason under this Section 10.7.

     10.8   "Notice of Termination" has the meaning set forth  in
Section 3.6.

     10.9 "Participant" shall mean an employee who has been designated as a Participant as provided in Section 2.1, and signed a copy of the Plan.

     10.10     "Plan" has the meaning set forth in Section 1.1.

     10.11     "Severance Benefits" has the meaning set forth  in
Section 3.2.

     10.12 "Target Bonus" shall mean the amount of the annual cash bonus which the Participant has an opportunity to earn under the terms of the Company's annual cash incentive bonus plan if the Company achieves but does not exceed all of the performance objectives designated under such incentive bonus plan, but not less than 50% of Base Salary.

                           ARTICLE 11

                          MISCELLANEOUS

     11.1 Severability. If any term, provision, covenant or restriction of the Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of the Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     11.2 Construction of Plan. Any gender, where appearing in the Plan, shall be deemed to include the other gender, the singular shall include the plural, and the plural shall include the singular, unless the context otherwise requires. Descriptive headings of the several Articles of the Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. In the event of a conflict between the text of the Plan and any summary, description or other information regarding the Plan, the text of the Plan shall control.

                           ARTICLE 12

                  CLAIMS, INQUIRIES AND APPEALS

     12.1 Applications for Benefits and Inquiries. Any application for benefits, inquiries about the Plan or inquiries about present or future rights under the Plan must be submitted to the Plan Administrator in writing. The Company, or any successor, shall at all times maintain a Plan Administrator, and shall give each Participant written notice of any change in the Plan Administrator or the address to which benefits or inquiries should be sent. The Plan Administrator is:

                    Consolidated Freightways Corporation
                    Attention: General Counsel
                    175 Linfield Drive
                    Menlo Park, CA  94025

     12.2 Denial of Claims. In the event that any application for benefits is denied in whole or in part, the Plan Administrator must notify the applicant, in writing, of the denial of the application. The written notice of denial will be set forth in a manner designed to be understood by the Participant, and will include specific reasons for the denial, specific references to the Plan provision upon which the denial is based and a description of any information or material that the Plan Administrator needs to complete the review. This written notice will be given to the employee within 20 days after the Plan Administrator receives the application.

     12.3 Legal Action. No legal action for benefits under the Plan may be brought until the claimant (i) has submitted a written application for benefits in accordance with the procedures described by Section 12.1 above and (ii) has been notified by the Plan Administrator that the application is denied (or the application is deemed denied due to the Plan Administrator's failure to act on it within the established time period). The Company will reimburse Participant for all reasonable attorney's fees and costs associated with bringing any action to enforce their rights hereunder, regardless of the outcome of such proceeding, provided that the arbitrator or court does not find the claims was brought in bad faith.



                           ARTICLE 13

                     OTHER PLAN INFORMATION

     13.1 Employer and Plan Identification Numbers.  The Employer
Identification Number assigned to the Company (which is the "Plan
Sponsor"  as that term is used in ERISA) by the Internal  Revenue
Service is 77-0425334.

     13.2 Ending Date for Plan's Fiscal Year. The date of the end of the fiscal year for the purpose of maintaining the Plan's records is December 31.

     13.3 Agent for the Service of Legal Process. The agent for the service of legal process with respect to the Plan is:
Consolidated Freightways Corporation, 175 Linfield Drive, Menlo Park, CA 94025, Attn: General Counsel. Service of legal process also may be made upon the Plan Administrator.

     13.4 Plan Sponsor and Administrator. The "Plan Sponsor" and the "Plan Administrator" of the Plan is Consolidated Freightways Corporation, 175 Linfield Drive, Menlo Park, CA 94025. The Plan Sponsor's and Plan Administrator's telephone number is (650) 326-1700. The Plan Administrator is the named fiduciary charged with the responsibility for administering the Plan.

                           ARTICLE 14

                            EXECUTION

     This Management Change of Control Plan is executed by a duly authorized officer of the Company as of the 8th day of December, 1998.


                                Consolidated Freightways
                                Corporation




                                By:/s/Stephen D. Richards

                                Name:  Stephen D. Richards
                                Title: Senior Vice President &
                                        General Counsel